Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER

AND FULL YEAR 2010 RESULTS

NEW YORK, NY, January 26, 2011—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common shareholders of $12.8 million, or $0.29 per diluted share and $0.30 per basic share, for the quarter ended December 31, 2010, compared with net income attributable to common shareholders of $11.6 million, or $0.27 per share (diluted and basic) for the quarter ended December 31, 2009. Total revenue for the fourth quarter of 2010 was $51.8 million, an increase of 29.9% from $39.9 million for the fourth quarter of 2009.

The fourth quarter 2010 results included an after-tax expense of approximately $0.06 per share associated primarily with the payment of an additional compensation agreement entered into in connection with the offering of Cohen & Steers Select Preferred and Income Fund, Inc., a closed-end mutual fund, and an after-tax gain of approximately $0.03 per share due to recoveries on the sale of securities. After adjusting for these items, earnings per share would have been $0.32 for the quarter ended December 31, 2010.

For the year ended December 31, 2010, the company recorded net income attributable to common shareholders of $46.4 million, or $1.07 per diluted share and $1.09 per basic share, compared with a net loss attributable to common shareholders of $1.7 million, or $0.04 per share (diluted and basic) for 2009. The 2010 results included after-tax gains of approximately $0.17 per share primarily due to recoveries on the sale of securities and the above mentioned after-tax expense of approximately $0.06 per share. After adjusting for these items, earnings per share would have been $0.96 for the year ended December 31, 2010. The 2009 results included after-tax expenses of $0.69 per share due to impairment charges. After adjusting for these items, earnings per share would have been $0.65 for the year ended December 31, 2009. Total revenue was $183.7 million for the year ended December 31, 2010, an increase of 48.7% from $123.6 million for the year ended December 31, 2009.

Assets Under Management

Assets under management were $34.5 billion as of December 31, 2010, an increase of 10.3% from $31.2 billion at September 30, 2010 and an increase of 39.0% from $24.8 billion at December 31, 2009. The increase from September 30, 2010 was due to market appreciation of $1.8 billion and net inflows of $1.4 billion. The increase from December 31, 2009 was due to market appreciation of $4.8 billion and net inflows of $4.8 billion. Average assets under management were $32.8 billion for the quarter ended December 31, 2010, an increase of 13.3% from $29.0 billion for the quarter ended September 30, 2010 and an increase of 42.7% from $23.0 billion for the quarter ended December 31, 2009.

Assets under management for open-end mutual funds were $8.5 billion as of December 31, 2010, an increase of 11.1% from $7.6 billion at September 30, 2010 and an increase of 35.0% from $6.3 billion at December 31, 2009. The increase from September 30, 2010 was due to market appreciation of $513 million and net inflows of $333 million. The increase from December 31, 2009 was due to market appreciation of $1.4 billion and net inflows of $798 million. Average assets under management for open-end mutual funds were $8.0 billion for the quarter ended December 31, 2010, an increase of 13.6% from $7.0 billion for the quarter ended September 30, 2010 and an increase of 37.2% from $5.8 billion for the quarter ended December 31, 2009.

Assets under management for closed-end mutual funds were $6.4 billion as of December 31, 2010, an increase of 7.6% from $5.9 billion at September 30, 2010 and an increase of 14.6% from $5.5 billion at December 31, 2009. The increase from September 30, 2010 was primarily due to the launch of Cohen & Steers Select Preferred and Income Fund, Inc., which raised $279 million, and market appreciation of $211 million. The increase from December 31, 2009 was due to market appreciation of $546 million and net inflows of $261 million. Average assets under management for closed-end mutual funds were $6.1 billion for the quarter ended December 31, 2010, an increase of 7.7% from $5.7 billion for the quarter ended September 30, 2010 and an increase of 14.5% from $5.4 billion for the quarter ended December 31, 2009.

Assets under management for institutional separate accounts were $19.6 billion as of December 31, 2010, an increase of 10.9% from $17.7 billion as of September 30, 2010 and an increase of 51.5% from $13.0 billion at December 31, 2009. The increase from September 30, 2010 was due to market appreciation of $1.1 billion and net inflows of $819 million, primarily from subadvisory relationships. The increase from December 31, 2009 was due to net inflows of $3.8 billion, primarily from subadvisory relationships, and market appreciation of $2.9 billion. Average assets under management for institutional separate accounts were $18.7 billion for the quarter ended December 31, 2010, an increase of 15.1% from $16.2 billion for the quarter ended September 30, 2010 and an increase of 58.2% from $11.8 billion for the quarter ended December 31, 2009.

Financial Highlights (Unaudited)

(in thousands, except per share data or as noted)

	Three Months Ended		Year Ended
	December 31, 2010	September 30, 2010	December 31, 2010	December 31, 2009
Revenue	$51,790	$46,372	$183,738	$123,553
Expenses	$38,737	$32,400	$130,952	$105,990
Operating income	$13,053	$13,972	$52,786	$17,563
Operating margin	25.2%	30.1%	28.7%	14.2%

Total non-operating income (loss)	$5,134	$4,489	$12,708	$(13,409)
Net income (loss) attributable to common shareholders	$12,751	$13,163	$46,397	$(1,710)

Diluted earnings (loss) per share attributable to common shareholders	$0.29	$0.30	$1.07	$(0.04)

Assets under management, end of period (in millions)	$34,462	$31,239	$34,462	$24,785
Average assets under management for period (in millions)	$32,809	$28,961	$28,428	$17,443

Total revenue was $51.8 million for the three months ended December 31, 2010, an increase of 11.7% from $46.4 million for the three months ended September 30, 2010, primarily due to higher average assets under management. Operating expenses were $38.7 million for the three months ended December 31, 2010, an increase of 19.6% from $32.4 million for the three months ended September 30, 2010, primarily due to increases in distribution and service fees and general and administrative resulting from costs associated with the launch of Cohen & Steers Select Preferred and Income Fund, Inc. and a proportionate increase in employee compensation and benefits in line with the increase in revenue. After adjusting for the launch costs of approximately $4.1 million, operating expenses would have been $34.6 million for the three months ended December 31, 2010. Operating income was $13.1 million for the three months ended December 31, 2010, compared with operating income of $14.0 million for the three months ended September 30, 2010. After adjusting for the launch costs mentioned above, operating income would have been $17.2 million for the three months ended December 31, 2010. The company’s operating margin decreased to 25.2% for the three months ended December 31, 2010 compared with 30.1% for the three months ended September 30, 2010, primarily due to the increase in the launch costs. After adjusting for the launch costs, the company’s operating margin would have been 33.1% for the three months ended December 31, 2010. Non-operating income was $5.1 million for the three months ended December 31, 2010, an increase of 14.4% from $4.5 million for the three months ended September 30, 2010, primarily due to an increase in equity in earnings from the company’s seed investments.

Balance Sheet Information

As of December 31, 2010, cash, cash equivalents and investments were $197 million. As of December 31, 2010, stockholders’ equity was $233 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will host a conference call tomorrow, January 27, 2011 at 11:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (domestic) or (212) 231-2913 (international); passcode: 21507638. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 27, 2011 and can be accessed at (800) 633-8284 (domestic) or (402) 977-9140 (international); passcode: 21507638. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s Web site at www.cohenandsteers.com under “Corporate Info.” The webcast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2009, which is accessible on the Securities and Exchange Commission’s Web site at www.sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2010	September 30, 2010	December 31, 2009	September 30, 2010	December 31, 2009
Revenue
Investment advisory and administration fees	$48,008	$42,909	$36,567
Distribution and service fees	2,419	2,259	2,224
Portfolio consulting and other	1,363	1,204	1,080

Total revenue	51,790	46,372	39,871	11.7%	29.9%

Expenses
Employee compensation and benefits	20,198	18,085	14,915
Distribution and service fees	8,425	5,065	4,629
General and administrative	8,683	7,880	7,860
Depreciation and amortization	1,138	1,126	1,101
Amortization, deferred commissions	293	244	178

Total expenses	38,737	32,400	28,683	19.6%	35.1%

Operating income	13,053	13,972	11,188	(6.6%)	16.7%

Non-operating income
Interest and dividend income - net	182	710	444
Gain from trading securities - net	—	—	2,413
Gain from available-for-sale securities - net	1,961	2,124	996
Equity in earnings of affiliates	2,825	1,005	340
Other	166	650	(113)

Total non-operating income	5,134	4,489	4,080	14.4%	25.8%

Income before provision for income taxes	18,187	18,461	15,268	(1.5%)	19.1%
Provision for income taxes	5,436	5,298	3,256

Net income	12,751	13,163	12,012	(3.1%)	6.2%
Less: Net income attributable to redeemable noncontrolling interest	—	—	(367)

Net income attributable to common shareholders	$12,751	$13,163	$11,645	(3.1%)	9.5%

Earnings per share attributable to common shareholders
Basic	$0.30	$0.31	$0.27	(3.2%)	8.6%

Diluted	$0.29	$0.30	$0.27	(4.0%)	7.3%

Weighted average shares outstanding
Basic	42,770	42,756	42,400

Diluted	43,608	43,217	42,737

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Year Ended
	December 31, 2010	December 31, 2009	% Change
Revenue
Investment advisory and administration fees	$169,844	$112,566
Distribution and service fees	9,078	7,545
Portfolio consulting and other	4,816	3,442

Total revenue	183,738	123,553	48.7%

Expenses
Employee compensation and benefits	71,658	57,962
Distribution and service fees	22,631	14,668
General and administrative	31,173	28,350
Depreciation and amortization	4,531	4,221
Amortization, deferred commissions	959	789

Total expenses	130,952	105,990	23.6%

Operating income	52,786	17,563	200.6%

Non-operating income
Interest and dividend income - net	1,453	1,870
(Loss) gain from trading securities - net	(182)	14,055
Gain (loss) from available-for-sale securities - net	7,564	(30,245)
Equity in earnings of affiliates	3,010	340
Other	863	571

Total non-operating income (loss)	12,708	(13,409)	*

Income before provision for income taxes	65,494	4,154	*
Provision for income taxes	19,089	4,490

Net income (loss)	46,405	(336)	*
Less: Net income attributable to redeemable noncontrolling interest	(8)	(1,374)

Net income (loss) attributable to common shareholders	$46,397	$(1,710)	*

Earnings (loss) per share attributable to common shareholders
Basic	$1.09	$(0.04)	*

Diluted	$1.07	$(0.04)	*

Weighted average shares outstanding
Basic	42,715	42,339

Diluted	43,227	42,339

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management by Investment Vehicle (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	December 31, 2010	September 30, 2010	December 31, 2009	September 30, 2010	December 31, 2009
Open-End Mutual Funds
Assets under management, beginning of period	$7,638	$6,595	$5,903

Inflows	880	641	610
Outflows	(547)	(608)	(564)

Net inflows	333	33	46
Market appreciation	513	1,010	336

Total increase	846	1,043	382

Assets under management, end of period	$8,484	$7,638	$6,285	11.1%	35.0%

Average assets under management for period	$7,994	$7,039	$5,827	13.6%	37.2%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,903	$5,315	$5,192

Inflows	299	41	—
Outflows	(60)	(12)	—

Net inflows	239	29	—
Market appreciation	211	559	354

Total increase	450	588	354

Assets under management, end of period	$6,353	$5,903	$5,546	7.6%	14.6%

Average assets under management for period	$6,144	$5,703	$5,364	7.7%	14.5%

Institutional Separate Accounts
Assets under management, beginning of period	$17,698	$14,332	$11,398

Inflows	1,411	1,840	1,406
Outflows	(592)	(798)	(558)

Net inflows	819	1,042	848
Market appreciation	1,108	2,324	708

Total increase	1,927	3,366	1,556

Assets under management, end of period [1]	$19,625	$17,698	$12,954	10.9%	51.5%

Average assets under management for period	$18,671	$16,219	$11,805	15.1%	58.2%

Total
Assets under management, beginning of period	$31,239	$26,242	$22,493

Inflows	2,590	2,522	2,016
Outflows	(1,199)	(1,418)	(1,122)

Net inflows	1,391	1,104	894
Market appreciation	1,832	3,893	1,398

Total increase	3,223	4,997	2,292

Assets under management, end of period	$34,462	$31,239	$24,785	10.3%	39.0%

Average assets under management for period	$32,809	$28,961	$22,996	13.3%	42.7%

[1]

As of December 31, 2010, September 30, 2010 and December 31, 2009, assets under management from institutional separate accounts included $152 million, $217 million and $36 million, respectively, of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management by Investment Vehicle (Unaudited)

For the Periods Ended

(in millions)

	Year Ended
	December 31, 2010	December 31, 2009	% Change
Open-End Mutual Funds
Assets under management, beginning of period	$6,285	$4,280

Inflows	2,915	2,112
Outflows	(2,117)	(1,595)

Net inflows	798	517
Market appreciation	1,401	1,488

Total increase	2,199	2,005

Assets under management, end of period	$8,484	$6,285	35.0%

Average assets under management for period	$6,984	$4,527	54.3%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,546	$4,278

Inflows	340	628
Outflows	(79)	(395)

Net inflows	261	233
Market appreciation	546	1,035

Total increase	807	1,268

Assets under management, end of period	$6,353	$5,546	14.6%

Average assets under management for period	$5,754	$4,425	30.0%

Institutional Separate Accounts
Assets under management, beginning of period	$12,954	$6,544

Inflows	6,116	4,516
Outflows	(2,327)	(1,306)

Net inflows	3,789	3,210
Market appreciation	2,882	3,200

Total increase	6,671	6,410

Assets under management, end of period [1]	$19,625	$12,954	51.5%

Average assets under management for period	$15,690	$8,491	84.8%

Total
Assets under management, beginning of period	$24,785	$15,102

Inflows	9,371	7,256
Outflows	(4,523)	(3,296)

Net inflows	4,848	3,960
Market appreciation	4,829	5,723

Total increase	9,677	9,683

Assets under management, end of period	$34,462	$24,785	39.0%

Average assets under management for period	$28,428	$17,443	63.0%

[1]

As of December 31, 2010 and December 31, 2009, assets under management from institutional separate accounts included $152 million and $36 million, respectively, of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management by Investment Category (Unaudited)

(in millions)

	As of December 31, 2010	As of September 30, 2010	As of December 31, 2009
Open-End Mutual Funds
U.S. Real Estate	$5,430	$4,824	$3,750
International Real Estate	2,320	2,184	2,046
Large Cap Value	231	193	197
Preferreds	171	35	13
Listed Infrastructure and Utilities	118	106	100
Other	214	296	179

Assets under management, end of period	$8,484	$7,638	$6,285

Closed-End Mutual Funds
U.S. Real Estate	$1,815	$1,735	$1,818
International Real Estate	238	195	175
Large Cap Value	213	203	264
Preferreds	1,768	1,481	1,186
Listed Infrastructure and Utilities	2,056	2,025	1,396
Other	263	264	707

Assets under management, end of period	$6,353	$5,903	$5,546

Institutional Separate Accounts
U.S. Real Estate	$7,855	$6,906	$5,016
International Real Estate	6,750	6,134	4,822
Large Cap Value	3,053	2,834	1,929
Preferreds	1,054	1,068	846
Listed Infrastructure and Utilities	350	162	119
Other	563	594	222

Assets under management, end of period [1]	$19,625	$17,698	$12,954

Total
U.S. Real Estate	$15,100	$13,465	$10,584
International Real Estate	9,308	8,513	7,043
Large Cap Value	3,497	3,230	2,390
Preferreds	2,993	2,584	2,045
Listed Infrastructure and Utilities	2,524	2,293	1,615
Other	1,040	1,154	1,108

Assets under management, end of period	$34,462	$31,239	$24,785

[1]

As of December 31, 2010, September 30, 2010 and December 31, 2009, assets under management from institutional separate accounts included $152 million, $217 million and $36 million, respectively, of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Other Fee Earning Assets (Unaudited)

(in millions)

	As of December 31, 2010	As of September 30, 2010	As of December 31, 2009
Unified Managed Accounts, end of period	$555	$536	$447

Exchange Traded Funds, end of period	$2,284	$2,332	$1,886

Unit Investment Trusts, end of period	$1,428	$1,389	$1,309

Total, end of period	$4,267	$4,257	$3,642

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company’s reported assets under management.